[LOGO]

          This application for Life Insurance is to John Hancock Variable Life Insurance Company, which will sometimes hereinafter be referred to as "the Company."

This application is part of the case applied for in Master Application Number _________ (if applicable)

              --------------------------------------------------
                            M PROPRIETARY PRODUCTS

                                    [LOGO]


 All references to "Life 2" are applicable for Survivorship applications only

                                                                                          Part A Statements to the Company's Agent
  A. PROPOSED INSURED / LIFE 1
  1. Name of Proposed Insured (please print):                        10. Address  ________________________________________________
                                                                                  STREET ADDRESS
     First _______________________________________ MI ________           _________________________________________________________
                                                                                   CITY                 STATE          ZIP
     Last ____________________________________________________       11. Home Phone (__ __ __) __ __ __ - __ __ __ __

  2. Sex       [_]   Male      [_]  Female                           12. Work Phone (__ __ __) __ __ __ - __ __ __ __

  3. Date of Birth _____ / ____ / ____                                   Fax Number (__ __ __) __ __ __ - __ __ __ __

  4. Place of Birth __________________________________________       13. Best time and place for Underwriting to call (in
                       STATE        COUNTRY, IF NOT U.S.A.               Proposed Insured's local time zone) ______________

  5. Soc. Sec. Number  __ __ __ - __ __ - __ __ __ __
                                                                     14. Has the Proposed Insured smoked or used any other
  6. Height   _____ ft. ______ in.    7. Weight ______ lbs.              tobacco product, i.e., cigars, pipes, snuff, chewing
                                                                         tobacco, etc., in the past 12 months?
  8. Occupation ______________________________________________
                                                                               [_] Yes               [_] No
  9. Driver's License State____Number_____________
------------------------------------------------------------------------------------------------------------------------------------

 B. SECOND PROPOSED INSURED / LIFE 2 (COMPLETE ONLY IF SURVIVORSHIP)

  1. Name of Proposed Insured (please print):                     11. Address ____________________________________________
                                                                              STREET ADDRESS

     First _______________________________________ MI ________        ____________________________________________________
                                                                             CITY                       STATE     ZIP

     Last ____________________________________________________    12. Home Phone (__ __ __) __ __ __ - __ __ __ __

  2. Sex       [_]   Male      [_]  Female                        13. Work Phone (__ __ __) __ __ __ - __ __ __ __

  3. Date of Birth _____ / ____ / ____                                Fax Number (__ __ __) __ __ __ - __ __ __ __

  4. Place of Birth __________________________________________    14. Best time and place for Underwriting to call (in
                       STATE        COUNTRY, IF NOT U.S.A.            Proposed Insured's local time zone) ______________

  5. Soc. Sec. Number  __ __ __ - __ __ - __ __ __ __             15. Has the Proposed Insured smoked or used any other
                                                                      tobacco product, i.e., cigars, pipes, snuff, chewing tobacco,
  6. Height   _____ ft. ______ in.    7. Weight ______ lbs.           etc., in the past 12 months?

  8. Occupation ______________________________________________              [_] Yes               [_] No

  9. Driver's License State____Number_____________

 10. What is Life 2's relationship to Life 1? _________________
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Part A Statements to the Company's Agent
 C. OWNER
1.   Policy Owner                                                       Complete questions 3-5 if Owner is a Trust

     [_] Trust                                                     3.   Name of Trust _________________________________________

     [_] Life 1    [_] Life 2   [_] Life 1 and Life 2, jointly     ____________________________________________________________

          (Choices that include Life 2 are only for survivorship   ____________________________________________________________
          applications)

     [_] Other (Complete question 6.)                              4.   Trustee(s) ____________________________________________

2.   Tax ID or Soc. Sec. Number __ __ __ __ __ __ __ __ __         5.   Date of Trust  ___ / ___ / ___

                         COMPLETE VERIFICATION OF TRUST FORM ON PAGE 8 IF POLICY IS TO BE OWNED BY A TRUST
-----------------------------------------------------------------------------------------------------------------------------------
6.   Other Owners, if any

              NAME OF                   RELATIONSHIP                     SOC. SEC.             DATE OF BIRTH
              OWNERS                TO LIFE 1 AND LIFE 2                  NUMBER

_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------

7.   Name/Address/Phone for mailing of policy statements and       8.   Name/Address/Phone for mailing of
     correspondence other than premium notices:                         Premium Notices: (If same as address to left, state "same")
     _________________________________________________________     _______________________________________________________________
     NAME                                                          NAME

     _________________________________________________________     _______________________________________________________________
     STREET ADDRESS                                                STREET ADDRESS

     _________________________________________________________     _______________________________________________________________
     CITY                     STATE             ZIP                CITY                 STATE             ZIP

     _________________________________________________________     _______________________________________________________________
     PHONE                    FAX                                  PHONE                FAX
-----------------------------------------------------------------------------------------------------------------------------------

D.   UNDERWRITING INFORMATION

1.   In the past 7 years, has the Proposed Insured(s) done, or does the                      Life 1                   Life 2
     Proposed Insured(s) intend to do any:                                                                      (if survivorship)
     a. flying except as a passenger on regularly scheduled airlines?                   [_] Yes   [_] No         [_] Yes   [_] No
     (If yes, please complete aviation questionnaire.)
     b. skin/scuba diving, parachuting, motorized racing, or other hazardous
     sports? (If yes, please complete avocation questionnaire.)                         [_] Yes   [_] No         [_] Yes   [_] No
2.   In the past 7 years, has the Proposed Insured(s) been convicted of two or more motor vehicle moving violations or had a driving license suspended or
     revoked?                                                                           [_] Yes   [_] No         [_] Yes   [_] No
3.   In the past 7 years, has the Proposed Insured(s) been convicted of the violation of any criminal law, or are any criminal charges now pending
     against the Proposed Insured(s)?                                                   [_] Yes  [_] No          [_] Yes   [_] No
4.   Does the Proposed Insured(s) intend to reside or travel outside the U.S. or
     Canada?                                                                            [_] Yes  [_] No          [_] Yes   [_] No
If any of questions 2 - 4 are answered "yes", please explain:

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Part A Statements to the Company's Agent
E. OTHER INSURANCE/REPLACEMENT INFORMATION

1.   Give information indicated for all insurance in force on the Proposed Insured(s), including term riders.
------------------------------------------------------------------------------------------------------------------------------------
Life 1/2  Company               Issue Year         Plan                Amount               ADB Amount           Business Insurance?
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Yes     [_] No
------------------------------------------------------------------------------------------------------------------------------------

2.   Is any other insurance application now pending or contemplated on the life of                     [_] Yes          [_] No
     the Proposed Insured(s)? (Include any Life, Disability, or Long Term Care)
     If yes, which Insured(s) _________________________________________________________________________________________________
     If yes, what company(ies)/amounts? _______________________________________________________________________________________

3.   Is the insurance applied for intended to replace or change any life insurance or annuity          [_] Yes          [_] No
     now in force on the Proposed Insured(s)? (If yes, give writing company of insurance being replaced, policy number, and insurance amount.)

     Life 1                                                           Life 2 (if survivorship)
     --------------------------------------------------------------------------------------------------------------------------
       Company             Policy #           Amount                    Company                Policy #              Amount
     --------------------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------------------

4.   Has any application for life, disability, or health insurance on the Proposed Insured(s)       Life 1    [_] Yes   [_] No
     ever been modified? (If "Yes," give most recent company,                                       Life 2    [_] Yes   [_] No
     including John Hancock.) ______________________________________________________________________________________________________
                                            COMPANY                                                       APPROXIMATE DATE
------------------------------------------------------------------------------------------------------------------------------------
F. SPECIAL REQUESTS




------------------------------------------------------------------------------------------------------------------------------------
G. BENEFICIARY

Please indicate full name and relationship to the Proposed Insured(s). (please print)




                        The right to change the beneficiary as to any proceeds is reserved to the Owner(s).
------------------------------------------------------------------------------------------------------------------------------------

                                    Notice:
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement may be guilty of insurance fraud.

                                        Part A Statements to the Company's Agent

        PLEASE COMPLETE THIS PAGE IF MAJESTIC VARIABLE COLI IS DESIRED

H. BENEFITS                                                 I. PREMIUM
1. Basic Sum Insured (BSI) $__________________              1. Premium Billing interval

2. Death Benefit Option (choose one)                           [_] Annual         [_] Semiannual
   [_]    Option A - Sum Insured only                          [_] Quarterly      [_] Monthly-(Automatic Deduction)
   [_]    Option B - Sum Insured plus Account Value

3. Life Insurance Definition (choose one)                   2. Planned Premium (Check a or b, or Target Premium will be billed.)
   [_]    Cash Value Accumulation Test
   [_]    Guideline Premium Test                               a. [_] $____________ annually for______year(s)
                                                                      Optional: Annual Increase of _____% OR
4. Additional Sum Insured (ASI) (check if desired)                    $___________ annually for ____ year(s)

   a. (Check no more than one of the following)
      [_] ASI of $_____________                                   Additional first year Planned Premium $_______
          [_] for life of policy.
          [_] with Total Sum Insured $______increasing
          by [_]  ___% or [_]  $_______ per year for           b. [_] Customized Schedule (list by policy year or years):
             [_] life of policy or [_] _______ policy
             years.

      [_] Customized Level or Increasing Schedule                 Policy Year(s)     Planned Premium Amount
          (list by policy year or years, ASI amount               --------------     ----------------------
          may not decrease)                                       _____-_____        $______________  (1)

          Policy Year(s)   ASI Amount                             _____-_____        $______________  (2)
          --------------   ----------                             _____-_____        $______________  (3)
          _____-_____    $_____________         (1)               _____-_____        $______________  (4)
          _____-_____    $_____________         (2)               _____-_____        $______________  (5)
          _____-_____    $_____________         (3)               _____-_____        $______________  (6)
          _____-_____    $_____________         (4)               _____-_____        $______________  (7)
          _____-_____    $_____________         (5)               _____-_____        $______________  (8)
          _____-_____    $_____________         (6)               _____-_____        $______________  (9)
          _____-_____    $_____________         (7)               _____-_____        $______________ (10)
          _____-_____    $_____________         (8)               (If more space needed, attach separate schedule)
          _____-_____    $_____________         (9)
          _____-_____    $_____________        (10)
          (If more space needed, attach separate schedule)

    b. [_]  Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

5   Additional Benefits
    [_]  Continuation of Guaranteed Minimum Death
         Benefit Option after 10th Policy Year
         (not available with Option B)

    [_]  Enhanced Cash Value Rider

    [_]  Other ___________________________________
-----------------------------------------------------------      ---------------------------------------------------------------

J. VARIABLE PRODUCTS INFORMATION

IF ELECTING MAJESTIC VARIABLE COLI, COMPLETE SECTIONS K, L, & M ON PAGE 4A OF
                               THIS APPLICATION.
--------------------------------------------------------------------------------


                        Page 4 (Majestic Variable COLI)

                                        Part A Statements to the Company's Agent

       PLEASE COMPLETE THIS PAGE IF VARIABLE MASTERPLAN PLUS IS DESIRED

H. BENEFITS                                                 I. PREMIUM
1. Basic Sum Insured (BSI) $__________________              1. Premium Billing interval

2. Death Benefit Option (choose one)                           [_] Annual         [_] Semiannual
   [_]    Option A - Sum Insured only                          [_] Quarterly      [_] Monthly-(Automatic Deduction)
   [_]    Option B - Sum Insured plus Account Value

3. Life Insurance Definition (choose one)                   2. Planned Premium (Check a or b, or Target Premium will be billed.)
   [_]    Cash Value Accumulation Test
   [_]    Guideline Premium Test                               a. [_] $____________ annually for______year(s)
                                                                      Optional: Annual Increase of _____% OR
4. Additional Sum Insured (ASI) (check if desired)                    $___________ annually for ____ year(s)

   a. (Check no more than one of the following)
      [_] ASI of $_____________                                   Additional first year Planned Premium $_______
          [_] for life of policy.
          [_] with Total Sum Insured $______increasing
          by [_]  ___% or [_]  $_______ per year for           b. [_] Customized Schedule (list by policy year or years):
             [_] life of policy or [_] _______ policy
             years.

      [_] Customized Level or Increasing Schedule                 Policy Year(s)     Planned Premium Amount
          (list by policy year or years, ASI amount               --------------     ----------------------
          may not decrease)                                       _____-_____        $______________  (1)

          Policy Year(s)   ASI Amount                             _____-_____        $______________  (2)
          --------------   ----------                             _____-_____        $______________  (3)
          _____-_____    $_____________         (1)               _____-_____        $______________  (4)
          _____-_____    $_____________         (2)               _____-_____        $______________  (5)
          _____-_____    $_____________         (3)               _____-_____        $______________  (6)
          _____-_____    $_____________         (4)               _____-_____        $______________  (7)
          _____-_____    $_____________         (5)               _____-_____        $______________  (8)
          _____-_____    $_____________         (6)               _____-_____        $______________  (9)
          _____-_____    $_____________         (7)               _____-_____        $______________ (10)
          _____-_____    $_____________         (8)               (If more space needed, attach separate schedule)
          _____-_____    $_____________         (9)
          _____-_____    $_____________        (10)
         (If more space needed, attach separate schedule)

    b. [_]  Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

5   Additional Benefits
    [_]  Continuation of Guaranteed Minimum Death
         Benefit Option after 10th Policy Year
         (not available with Option B)

    [_]  Enhanced Cash Value Rider

    [_]  Other ___________________________________
-----------------------------------------------------------      ---------------------------------------------------------------

J. VARIABLE PRODUCTS INFORMATION

IF ELECTING VARIABLE MASTERPLAN PLUS, COMPLETE SECTIONS K, L, & M ON PAGE 4A OF
                               THIS APPLICATION.
--------------------------------------------------------------------------------

                       Page 4 (Variable MasterPlan Plus)

                                        Part A Statements to the Company's Agent

          PLEASE COMPLETE THIS PAGE IF MAJESTIC UL - COLI IS DESIRED

H. BENEFITS                                               I. PREMIUM
1. Basic Sum Insured (BSI) $__________________            1. Premium Billing Interval

2. Death Benefit Option (choose one)                          [_] Annual         [_] Semiannual
   [_]    Option A - Sum Insured only                         [_] Quarterly      [_] Monthly-(Automatic Deduction)
   [_]    Option B - Sum Insured plus Account Value

3. Life Insurance Definition (choose one)                  2. Planned Premium (Check a or b, or Target Premium will be billed.)
   [_]    Cash Value Accumulation Test
   [_]    Guideline Premium Test                              a. [_] $____________ annually for______year(s)
                                                                     Optional: Annual Increase of _____% OR
4. Additional Sum Insured (ASI) (check if desired)                   $___________ annually for ____ year(s)

   a. (Check no more than one of the following)
      [_] ASI of $_____________                                  Additional first year Planned Premium $_______
          [_] for life of policy.
          [_] with Total Sum Insured $______increasing
          by [_]  ___% or [_]  $_______ per year for          b. [_] Customized Schedule (list by policy year or years):
             [_] life of policy or [_] _______ policy
             years.

      [_] Customized Level or Increasing Schedule                    Policy Year(s)     Planned Premium Amount
          (list by policy year or years, ASI amount                  --------------     ----------------------
          may not decrease)                                          _____-_____        $______________  (1)

          Policy Year(s)   ASI Amount                                _____-_____        $______________  (2)
          --------------   ----------                                _____-_____        $______________  (3)
          _____-_____    $_____________         (1)                  _____-_____        $______________  (4)
          _____-_____    $_____________         (2)                  _____-_____        $______________  (5)
          _____-_____    $_____________         (3)                  _____-_____        $______________  (6)
          _____-_____    $_____________         (4)                  _____-_____        $______________  (7)
          _____-_____    $_____________         (5)                  _____-_____        $______________  (8)
          _____-_____    $_____________         (6)                  _____-_____        $______________  (9)
          _____-_____    $_____________         (7)                  _____-_____        $______________ (10)
          _____-_____    $_____________         (8)                  (If more space needed, attach separate schedule)
          _____-_____    $_____________         (9)
          _____-_____    $_____________        (10)        3.        Do you understand that you may need to pay
         (If more space needed, attach separate schedule)            additional premiums should the current credited
                                                                     rates or charges change from those in your
    b. [_]  Premium Cost Recovery                                    illustration?  [_] Yes  [_] No
          [_] life of policy or [_] _____ policy years

5   Additional Benefits

    [_]  Enhanced Cash Value Rider

    [_]  Other ___________________________________
-----------------------------------------------------------      ---------------------------------------------------------------

                           Page 4 (Majestic UL-COLI)

                                        Part A Statements to the Company's Agent

      PLEASE COMPLETE THIS PAGE IF MAJESTIC UL-SURVIVORSHIP 98 IS DESIRED

H. BENEFITS                                                            I. PREMIUM
1. Basic Sum Insured (BSI) $_____________________                      1. Premium Billing Interval

2. Death Benefit Option (choose one)                                      [_]  Annual            [_]  Semiannual
                                                                          [_]  Quarterly         [_]  Monthly-(Automatic Deduction)
   [_]  Option A - Sum Insured only
   [_]  Option B - Sum Insured plus Account Value
   [_]  Option M - Sum Insured plus Optional Extra Death
        Benefit with calculation beginning at policy year ___          2. Planned Premium (Check a or b, or Target Premium will be billed.)

3. Life Insurance Definition (choose one)
                                                                          a. [_] $____________ annually for______year(s)
   [_]  Cash Value Accumulation Test                                             Optional: Annual Increase of _____% OR
   [_]  Guideline Premium Test (Option M not allowed)                            $___________ annually for ____ year(s)

4. Additional Sum Insured (ASI) (check if desired)
   a. (Check no more than one of the following)                              Additional first year Planned Premium $_______
      [_]  ASI of $________________
           [_]  for life of policy.
           [_]  with Total Sum Insured increasing by                      b. [_] Customized Schedule (list by policy year or years):
                [_]  ____% or [_] $__________per year for
                [_]  life of policy or [_] ______ policy years.              Policy Year(s)              Planned Premium Amount
                                                                             --------------              ----------------------
      [_]  Customized Level or Increasing Schedule                           ______-______               $_____________     (1)
           (list by policy year or years, ASI amount may not decrease)       ______-______               $_____________     (2)
                                                                             ______-______               $_____________     (3)
            Policy Year(s)                  ASI Amount                       ______-______               $_____________     (4)
            --------------                  ----------                       ______-______               $_____________     (5)
            ______-______               $_____________     (1)               ______-______               $_____________     (6)
            ______-______               $_____________     (2)               ______-______               $_____________     (7)
            ______-______               $_____________     (3)               ______-______               $_____________     (8)
            ______-______               $_____________     (4)               ______-______               $_____________     (9)
            ______-______               $_____________     (5)               ______-______               $_____________    (10)
            ______-______               $_____________     (6)               (If more space needed, attach separate schedule)
            ______-______               $_____________     (7)
            ______-______               $_____________     (8)
            ______-______               $_____________     (9)
            ______-______               $_____________    (10)         3. Do you understand that you may need to pay
            (If more space needed, attach separate schedule)              additional premiums should the current credited
                                                                          rates or charges change from those in your
   b. [_] Premium Cost Recovery                                           illustration?  [_] Yes  [_] No
            [_] life of policy or [_] ______ policy years

5. Additional Benefits

   [_]  Policy Split Option

   [_]  Enhanced Cash Value Rider

   [_]  Other ______________________________________________

---------------------------------------------------------------------  -------------------------------------------------------------

                     Page 4 (Majestic UL-Survivorship 98)

            PLEASE COMPLETE THIS PAGE IF MAJESTIC VUL 98 IS DESIRED

H. BENEFITS                                                            I. PREMIUM
1. Basic Sum Insured (BSI) $_____________________                      1. Premium Billing Interval

2. Death Benefit Option (choose one)                                      [_]  Annual            [_]  Quarterly
                                                                          [_]  Semiannual        [_]  Monthly-(Automatic Deduction)
   [_]  Option A - Sum Insured only
   [_]  Option B - Sum Insured plus Account Value
   [_]  Option M - Sum Insured plus Optional Extra Death
        Benefit with calculation beginning at policy year ___          2. Planned Premium (Check a or b, or Target Premium will be billed.)

3. Life Insurance Definition (choose one)
                                                                          a. [_] $____________ annually for______year(s)
   [_]  Cash Value Accumulation Test                                             Optional: Annual Increase of _____% OR
   [_]  Guideline Premium Test (Option M not allowed)                            $___________ annually for ____ year(s)

4. [_] Additional Sum Insured (ASI) (check if desired)
   a. (Check no more than one of the following)                              Additional first year Planned Premium $_______
      [_]  ASI of $________________
           [_]  for life of policy.
           [_]  with Total Sum Insured increasing by                      b. [_] Customized Schedule (list by policy year or years):
                [_]  ____% or [_] $__________per year for
                [_]  life of policy or for [_] ______ Policy Years.          Policy Year(s)              Planned Premium Amount
                                                                             --------------              ----------------------
      [_]  Customized Level or Increasing Schedule                           ______-______               $_____________     (1)
           (list by policy year or years, ASI amount may not decrease)       ______-______               $_____________     (2)
                                                                             ______-______               $_____________     (3)
            Policy Year(s)                  ASI Amount                       ______-______               $_____________     (4)
            --------------                  ----------                       ______-______               $_____________     (5)
            ______-______               $_____________     (1)               ______-______               $_____________     (6)
            ______-______               $_____________     (2)               ______-______               $_____________     (7)
            ______-______               $_____________     (3)               ______-______               $_____________     (8)
            ______-______               $_____________     (4)               ______-______               $_____________     (9)
            ______-______               $_____________     (5)               ______-______               $_____________     (10)
            ______-______               $_____________     (6)               (If more space needed, attach separate schedule)
            ______-______               $_____________     (7)
            ______-______               $_____________     (8)
            ______-______               $_____________     (9)
            ______-______               $_____________     (10)
            (If more space needed, attach separate schedule)

   b. [_] Premium Cost Recovery
            [_] life of policy or [_] ______ policy years
                                                                       -------------------------------------------------------------
5. Additional Benefits                                                 J. VARIABLE PRODUCTS INFORMATION
   [_]  Continuation of Guaranteed Minimum Death
        Benefit Option after 10th Policy Year
        (not available with Option B)                                                   IF ELECTING MAJESTIC VUL 98
   [_]  Living Care Benefit (Accelerated Death Benefit)
                                                                                    COMPLETE SECTIONS K, L, & M ON PAGE
   [_]  Enhanced Cash Value Rider                                                         4A OF THIS APPLICATION.

   [_]  Other ______________________________________________

---------------------------------------------------------------------  -------------------------------------------------------------

                           Page 4 (Majestic VUL 98)

                                        Part A Statements to the Company's Agent

            PLEASE COMPLETE THIS PAGE IF MAJESTIC VEP 98 IS DESIRED

H. BENEFITS                                                            I. PREMIUM
1. Basic Sum Insured (BSI) $_____________________                      1. Premium Billing Interval

2. Death Benefit Option (choose one)                                      [_]  Annual            [_]  Quarterly
                                                                          [_]  Semiannual        [_]  Monthly-(Automatic Deduction)
   [_]  Option A - Sum Insured only
   [_]  Option B - Sum Insured plus Account Value
   [_]  Option M - Sum Insured plus Optional Extra Death
        Benefit with calculation beginning at policy year ___          2. Planned Premium (Check a or b, or Target Premium will be billed.)

3. Life Insurance Definition (choose one)
                                                                          a. [_] $____________ annually for______year(s)
   [_]  Cash Value Accumulation Test                                             Optional: Annual Increase of _____% OR
   [_]  Guideline Premium Test (Option M not allowed)                            $___________ annually for ____ year(s)

4. [_] Additional Sum Insured (ASI) (check if desired)
   a. (Check no more than one of the following)                              Additional first year Planned Premium $_______
      [_]  ASI of $________________
           [_]  for life of policy.
           [_]  with Total Sum Insured increasing by                      b. [_] Customized Schedule (list by policy year or years):
                [_]  ____% or [_] $__________per year for
                [_]  life of policy or [_] ______ Policy Years.              Policy Year(s)              Planned Premium Amount
                                                                             --------------              ----------------------
      [_]  Customized Level or Increasing Schedule                           ______-______               $_____________     (1)
           (list by policy year or years, ASI amount may not decrease)       ______-______               $_____________     (2)
                                                                             ______-______               $_____________     (3)
            Policy Year(s)                  ASI Amount                       ______-______               $_____________     (4)
            --------------                  ----------                       ______-______               $_____________     (5)
            ______-______               $_____________     (1)               ______-______               $_____________     (6)
            ______-______               $_____________     (2)               ______-______               $_____________     (7)
            ______-______               $_____________     (3)               ______-______               $_____________     (8)
            ______-______               $_____________     (4)               ______-______               $_____________     (9)
            ______-______               $_____________     (5)               ______-______               $_____________    (10)
            ______-______               $_____________     (6)               (If more space needed, attach separate schedule)
            ______-______               $_____________     (7)
            ______-______               $_____________     (8)
            ______-______               $_____________     (9)
            ______-______               $_____________    (10)
            (If more space needed, attach separate schedule)

   b. [_] Premium Cost Recovery
            [_] life of policy or [_] ______ policy years
                                                                       -------------------------------------------------------------
5. Additional Benefits                                                 J. VARIABLE PRODUCTS INFORMATION
   [_]  Continuation of Guaranteed Minimum Death
        Benefit Option after 10th Policy Year
        (not available with Option B)                                                   IF ELECTING MAJESTIC VEP 98
   [_]  Policy Split Option
                                                                                    COMPLETE SECTIONS K, L, & M ON PAGE
   [_]  Enhanced Cash Value Rider                                                         4A OF THIS APPLICATION.

   [_]  Other ______________________________________________

---------------------------------------------------------------------  -------------------------------------------------------------

                           Page 4 (Majestic VEP 98)

                                        Part A Statements to the Company's Agent

--------------------------------------------------------------------------------

              PLEASE COMPLETE THIS PAGE IF MAJESTIC UL IS DESIRED

H. BENEFITS                                                          I. PREMIUM
1. Basic Sum Insured (BSI)$_____________________                     1. Premium Billing Interval

2. Death Benefit Option (choose one)                                    [_] Annual      [_] Semiannual
                                                                        [_] Quarterly   [_] Monthly-(Automatic Deduction)
   [_] Option A - Sum Insured only
   [_] Option B - Sum Insured plus Account Value
   [_] Option M - Sum Insured plus Optional Extra Death
       Benefit with calculation beginning at policy year___          2. Planned Premium (Check a or b, or Target Premium will be billed.)
3. Life Insurance Definition (choose one)
   [_] Cash Value Accumulation Test                                     a. [_] $____________ annually for______year(s)
   [_] Guideline Premium Test (Option M not allowed)                           Optional: Annual Increase of _____% OR
                                                                               $___________ annually for ____ year(s)
4. [_] Additional Sum Insured (ASI) (check if desired)
                                                                            Additional first year Planned Premium $_______
    a. (Check no more than one of the following)
       [_] ASI of $________________
           [_] for life of policy.                                      b. [_] Customized Schedule (list by policy year or years):
           [_] with Total Insured increasing by
               [_] ____% or  $__________per year for                        Policy Year(s)  Planned Premium Amount
               [_]life of policy or ______policy years.                     --------------  ----------------------
                                                                            _____-________  $______________    (1)
                                                                            _____-________  $______________    (2)
       [_] Customized Level or Increasing Schedule                          _____-________  $______________    (3)
           (list by policy year or years, ASI amount may not decrease)      _____-________  $______________    (4)
                                                                            _____-________  $______________    (5)
          Policy Year(s)      ASI Amount                                    _____-________  $______________    (6)
          --------------      ----------                                    _____-________  $______________    (7)
          _______-______   $_____________     (1)                           _____-________  $______________    (8)
          _______-______   $_____________     (2)                           _____-________  $______________    (9)
          _______-______   $_____________     (3)                           _____-________  $______________    (10)
          _______-______   $_____________     (4)                               (If more space needed, attach separate schedule)
          _______-______   $_____________     (5)
          _______-______   $_____________     (6)                    3.      Do you understand that you may need to pay
          _______-______   $_____________     (7)                            additional premiums should the current credited
          _______-______   $_____________     (8)                            rates or charges change from those in your
          _______-______   $_____________     (9)                            illustration?  Yes [_]  No [_]
          _______-______   $_____________     (10)
          (If more space needed, attach separate schedule)

       b. [_]  Premium Cost Recovery
               [_] life of policy or [_]_____ policy years

5.  Additional Benefits

    [_]  Living Care Benefit (Accelerated Death Benefit)

    [_]  Enhanced Cash Value Rider

    [_]    Other __________________________________

------------------------------------------------------------------------------------------------------------------------------------


                             Page 4 (Majestic UL)

             THIS PAGE MUST BE COMPLETED FOR ALL VARIABLE PRODUCTS

K. PLAN
Choose One:

              [_]  Majestic Variable COLI      [_] Variable Master Plan Plus      [_] Majestic VUL 98

                                  [_] Majestic VEP 98          [_] Other _____________
------------------------------------------------------------------------------------------------------------------------------------

L. SUBACCOUNT INVESTMENT OPTIONS

   What investment style are you hoping to meet with your sub-account investment option? Check if Dollar Cost Averaging.
          [_] Conservative     [_] Moderately Aggressive       [_] Moderately Conservative    [_] Aggressive

                                      Percentages must be Whole and Total 100%

   Domestic Equities                            Bond, Money Market, & Fixed         M Proprietary
   ___% Growth & Income                         ___% Money Market                   ___% Edinburgh Overseas Equity
   ___% Equity Index                            ___% Sovereign Bond                 ___% Turner Core Growth
   ___% Large Cap Growth                        ___% Fixed Account                  ___% Frontier Capital Appreciation
   ___% Large Cap Value                         ___% Short-Term Bond                ___% Enhanced U.S. Equity Fund
   ___% Real Estate Equity                      ___% Strategic Bond
   ___% Diversified Mid Cap Growth
   ___% Mid Cap Growth
   ___% Mid Cap Value                           Other (if available)                International
   ___% Small Cap Growth                        ___% _______________                ___% International Equity Index
   ___% Small Cap Value                         ___% _______________                ___% International Opportunities
   ___% Managed                                                                     ___% International Balanced

   Are you associated with another NASD Member Firm?    [_] No    [_] Yes Specify____________________________________

Telephone Transfer Option (Phonetran)

I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust; or an authorized business official, if the owner is a business entity) to change future payment allocations, transfer existing funds among the subaccount investment options, and process policy loans, subject to the provisions of the Contract.

                        Telephone Subaccount Transfer         [_]  Yes          [_] No
                        Telephone Loan                        [_]  Yes          [_] No

------------------------------------------------------------------------------------------------------------------------------------


                    Page 4A (Subaccount Investment Options)

                    THIS PAGE IS INTENTIONALLY LEFT BLANK.

  NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT

  On November 10, 1988, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) was signed by President Reagan. This law changes the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

  It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends (if applicable), will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2 , except on disability or if taken in the form of an annuity.

  The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured(s) will continue to be income tax free under current legislation.

  This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

  If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below.

                    Policyowner Acknowledgment and Signature

  I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

  Policyowner Signature _____________________________ Date __________________

--------------------------------------------------------------------------------

                         TAXPAYER IDENTIFICATION NUMBER

               Enter the Owner's taxpayer identification number in the appropriate box. For most individual taxpayers, this is the social security number.


                   -------------------------------------------
                            Social Security number
                              ___           ___


                   -------------------------------------------

                                      OR

                   -------------------------------------------
                        Employer identification number
                              ___

                   -------------------------------------------

  I submit that the information provided above is true, correct, and complete.

  Signature___________________________________ Date_______________

--------------------------------------------------------------------------------

                                        Part B Statements to the Company's Agent

COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY


    Please give full details below for every "Yes" answer to Questions 1 - 4 as to each person proposed for insurance, who is referred to below as "any person." Be sure to include the names/addresses of any treatment providers.
1.  Within the past 7 years, has any person been treated for or had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or psychiatric disorder,
    lung or respiratory disease, or blood disorder?                                                 [_] Yes          [_] No

2.  Within the past 7 years, has any person had or been diagnosed or treated by a physician or othr medical practitioner for Human Immunodeficiency Virus or
    Aquired Immune Deficiency Syndrome (AIDS)?                                                      [_] Yes          [_] No

3.  Within the past 7 years, has any person received counseling or treatment regarding the use of alcohol, drugs, or used any illegal drug or controlled
    substance?                                                                                      [_] Yes          [_] No

4.  Other than the above, within the past 7 years has any person
      a) been admitted to a hospital or other medical or rehabilitation facility?                   [_] Yes          [_] No
      b) consulted or been treated by a physician, or had a physical exam or checkup?               [_] Yes          [_] No

5.  Is any person currently taking any prescription drug?                                           [_] Yes          [_] No
    If yes, who? What drugs? How frequently? ___________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

6.  If the Proposed Insured(s) has a personal physician, please enter name, address, and details below. Otherwise leave blank.

  Life 1                                                               Life 2

-----------------------------------------------------------------    --------------------------------------------------------------
FIRST NAME             MI                   LAST NAME                FIRST NAME            MI                   LAST NAME

-----------------------------------------------------------------    --------------------------------------------------------------
STREET ADDRESS                           CITY      STATE     ZIP     STREET ADDRESS                          CITY      STATE     ZIP

Date/Reason(s) last seen ________________________________________    Date/Reason(s) last seen _____________________________________
------------------------------------------------------------------------------------------------------------------------------------

Details to "yes" answers.                                             Question No./Name___________________________________________
Question No./Name____________________________________________         Condition___________________________________________________
Condition____________________________________________________         ____________________________________________________________
_____________________________________________________________         Date of onset_________________ Last occurrence______________
Date of onset_________________ Last occurrence_______________         Treatment/medication, if any________________________________
Treatment/medication, if any_________________________________         Names/addresses of physicians/hospitals providing treatment
Names/addresses of physicians/hospitals providing treatment           ____________________________________________________________
_____________________________________________________________         ____________________________________________________________
_____________________________________________________________         ____________________________________________________________
_____________________________________________________________         ____________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

Question No./Name____________________________________________         Question No./Name___________________________________________
Condition____________________________________________________         Condition___________________________________________________
_____________________________________________________________         ____________________________________________________________
Date of onset_________________ Last occurrence_______________         Date of onset_________________ Last occurrence______________
Treatment/medication, if any_________________________________         Treatment/medication, if any________________________________
Names/addresses of physicians/hospitals providing treatment           Names/addresses of physicians/hospitals providing treatment
_____________________________________________________________         ____________________________________________________________
_____________________________________________________________         ____________________________________________________________
_____________________________________________________________         ____________________________________________________________
                                Please record any additional details on a separate piece of paper.
----------------------------------------------------------------------------------------------------------------------------------

                                               Statements to the Company's Agent

                            AGREEMENT AND SIGNATURES

A. The statements and answers on pages 1 through 4 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new policy or additional benefit provision issued on this application.
B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement pages 11 and 12 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Variable Life Insurance Company does not exceed $1,000,000 life insurance if an individual policy or $3,000,000 life insurance if a survivorship policy.
C. If the applicant has a right to have the new policy issued as requested without completing any Part B, the new policy will take effect as of its Date of Issue, provided the initial payment has been made with this application.
D. In cases other than those described in B and C above, any new policy or Benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereon and (2) only if at the time of such delivery and payment each person proposed for insurance in parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.
E. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.

      Provisions F and G apply only if a Variable Product is applied for

F. All benefits, payments, and values, including the Death Benefit and Account or Cash Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero.
G. A prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant.
     Prospectus Date: ____________

        Provisions H, I, J, K, and L apply if the policy applied for is the result of a term conversion

H. The new policy will be a new, separate contract. If the new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated in Paragraph C above.
I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 4 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of the new policy.
J. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless it is discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.
K. If the new policy is issued in exchange for the original policy, any nonforfeiture option election applicable to the original policy will be applicable to the new policy, if available, unless otherwise requested in writing.
L. Ownership and control of any policy issued on the attached application will be determined by the terms of the new policy.
     All statements and answers in this application are to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to this application.


--------------------------------------------------------------------------------

 _______________________________________________Dated At _________________________________________ on ______________ , ______
 APPPLICANT'S SIGNATURE                                              CITY OR TOWN            STATE             DATE

 _______________________________________________Dated At _________________________________________ on ______________ , ______
  APPPLICANT'S SIGNATURE                                             CITY OR TOWN            STATE             DATE

 _______________________________________________Dated At _________________________________________ on ______________ , ______
 APPPLICANT'S SIGNATURE                                              CITY OR TOWN            STATE             DATE

 ___________________________________           ___________________________________             __________________________________
 SIGNATURE OF LIFE 1, IF OTHER THAN            SIGNATURE OF LIFE 2, IF OTHER THAN              WITNESS (Agent must witness where
            APPLICANT                                      APPLICANT                                    required by law)

                             VERIFICATION OF TRUST

1. Names of Proposed Insured(s) (please print):       5. Names of Additional Trustees:

   ________________________________________________      ______________________________________________
          FIRST NAME       M I      LAST NAME                 FIRST NAME       M I      LAST NAME

   ________________________________________________      ______________________________________________
          FIRST NAME       M I      LAST NAME                 FIRST NAME       M I      LAST NAME

2. Name of Trust:                                        ______________________________________________
                                                              FIRST NAME       M I      LAST NAME
   ________________________________________________
                                                         ______________________________________________
                                                              FIRST NAME       M I      LAST NAME
   ________________________________________________


   ________________________________________________   6. Date of Trust       _____ / _____ / _____
3.  Name of Trustee:

    _______________________________________________   7. Trust established in state of
       FIRST NAME   MIDDLE INITIAL   LAST NAME
                                                         _____________________________

4.  Address of Trustee:                               8. Taxpayer ID # (when available)

    _______________________________________________      __________________________
          STREET ADDRESS

    _______________________________________________
          CITY                      STATE ZIP         9. Application Date    _____ / _____ / _____
----------------------------------------------------------------------------------------------------------

The undersigned Trustee(s) certify that the following statements are true:

The Trustee(s) has the authority, either by the terms of the trust or applicable state law, to own and purchase life insurance on the life of the Insured(s). The Trustee(s) signing this document and the application is/are sufficient in number to act on behalf of the trust.

The trust document containing the name(s) of the Trustee(s) and the date of the trust is in full force and effect and existed prior to the date of the application for life insurance.

The trust empowers the Trustee(s) to exercise any and all rights associated with owning life insurance policies and the Trustee(s) can exercise these rights without the consent of the Insured(s). These rights include but are not limited to: surrendering the policy, withdrawing policy values, borrowing against the policy values, assigning the policy, transferring ownership, and changing the beneficiary.

The undersigned Trustee(s) agree(s) that John Hancock Variable Life Insurance Company shall not be responsible for the application or disposition of the proceeds of said policy purchased by the Trustee(s), and the payment to the Trustee(s) of the proceeds of the policy shall fully discharge John Hancock Variable Life Insurance Company from all liability under said policy to the extent of such payment. By signing this verification form, the Trustee(s) verifies that all information contained herein is true and complete. We agree jointly and severally to indemnify the Company and its agents, and hold them harmless from and against all liability as a result of claims, demands, or judgments against them arising from effecting any insurance transactions in reliance on this certification.

       Dated At____________________________________on________________ , _______
                       CITY OR TOWN          STATE         DATE


       ________________________________________                ________________________________
       SIGNATURE OF WITNESS                                    SIGNATURE OF TRUSTEE

                                                               ________________________________
                                                               SIGNATURE OF TRUSTEE

                                                               ________________________________
                                                               SIGNATURE OF TRUSTEE

--------------------------------------------------------------------------------

     SUPPLEMENTARY UNDERWRITING INFORMATION REQUIRED IN ALL NON-COLI CASES

1. Please provide the Proposed Insured'(s) addresses for the last two years.

Time at Residence          Street Address                City/Town  State   ZIP

  _______yrs. ______mos.   See Part A, Page 1, Section A
                           -----------------------------------------------------

  _______yrs. ______mos.   _____________________________________________________

  Life 2 (if survivorship)

  _______yrs. _______mos.  See Part A, Page 1, Section B
                           -----------------------------------------------------

  _______yrs. _______mos.  _____________________________________________________

2. Please provide the Proposed Insured'(s) employment details for the last two years.

Time Employed              Employer Name  Street Address  City/Town  State   ZIP

  _______yrs. ______mos.   _____________________________________________________


  _______yrs._______mos.   _____________________________________________________

  Life 2 (if survivorship)

  ______yrs.______mos.     _____________________________________________________


  ______yrs.______mos.     _____________________________________________________

3. How long have you known the Proposed Insured(s)?Life 1?_____________ Life 2?___________ (if survivorship)

4. Are you related to the Proposed Insured(s)? [_] Yes (relationship) __________
   [_] No

5. Has the Proposed Insured(s) been known by any Yes [_] (what names) _______________ [_] No other names within the last ten years?


--------------------------------------------------------------------------------

 From my knowledge and investigation, the proposed insured(s) is       ----AGENT-------------------------------------------------
 of temperate habits and good moral character, and I know nothing      Is the insurance applied for intended [_] Yes  [_]   No
 affecting the insurability of the Proposed Insured(s) not stated      to replace or change any life insurance
 hereon, and I recommend his/her acceptance without qualification.     or annuity now in force on the Proposed Insured(s)?
 Proposed Insured(s) interviewed by me on ___/___/___.                 ----------------------------------------------------------
                                                                            This application and report have been reviewed by me,
                                                                            and I recommend the risk.

 The Federal Fair Credit Reporting Act notice has been                 ___________________________________________________________
 delivered as required.                                                   Producer
----------------------------------------------------------------------------------------------------------------------------------

                 AUTHORIZATION FOR AUTOMATIC DEDUCTION BILLING

    I authorize the Company to deduct the monthly premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

Transit Routing Number_________ PC Control Number (If an existing account)______

Bank Account Number___________________________________  EFTS Transfer Code______

Name(s) of Depositor(s)______________ Signature(s) of Depositor(s)_____________


                               SALE INFORMATION

     Producer(s) Earning Credit for Case
         Producer Name/Number               Firm Name/Number      % Credit
         --------------------               ----------------       -------

         ____________________               ________________     _____________

         ____________________               ________________     _____________

         ____________________               ________________     _____________

         ____________________               ________________     _____________

--------------------------------------------------------------------------------

         PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE


I. COMPLETE FOR 1035 EXCHANGE CASES

1. [_]  Check this box if this case is a 1035 Exchange.

--------------------------------------------------------------------------------
II. COMPLETE ONLY IF ADVANCE PAYMENT IS BEING MADE

1 . How much advance payment is included with this Part A? $____________________

Write check to John Hancock Variable Life. Accept advance payment only if able to issue Receipt and Conditional TIA.

(1035 external replacements, individual policies with face amounts over $1,000,000, and survivorship policies with face amounts over $3,000,000 may not be prepaid)
--------------------------------------------------------------------------------

III.COMPLETE IF THIS IS A CONVERSION OF TERM INSURANCE

1.  [_]  This is a   [_]  Full     [_] Partial         Term Conversion from:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
     a. Policy Number/Insured    Conversion Type     Amount Converted    Amount Remaining In Force
--------------------------------------------------------------------------------------------------
     Name                        Base Policy Amount
                                 ------------------ -------------------  -------------------------
     --------------------------- -------------Rider
                                 ------------------ -------------------  -------------------------
     #                           -------------Rider
--------------------------------------------------------------------------------------------------
     b.Policy Number/Insured     Conversion Type     Amount Converted    Amount Remaining In Force
--------------------------------------------------------------------------------------------------
     Name                        Base Policy Amount
                                 ------------------ -------------------  -------------------------
     --------------------------- -------------Rider
                                 ------------------ -------------------  -------------------------
     #                           -------------Rider
--------------------------------------------------------------------------------------------------

2.   Is Insured(s) now totally disabled, or is Insured(s) receiving any
     payments for sickness or injury?                            [_] Yes [_] No
     (If yes, give details in the Special Requests Box F)
--------------------------------------------------------------------------------
 IV.COMPLETE FOR MODIFIED ENDOWMENTS

1.   Does the sales illustration show that the policy applied for is a Modified
     Endowment Contract (MEC)?                                   [_] Yes [_] No

2.   If yes, has the Policyowner signed the MEC Acknowledgment Form on Page 5?
                                                                 [_] Yes [_] No

--------------------------------------------------------------------------------


                         TO BE COMPLETED IN EVERY CASE

                       Authorization and Acknowledgment

     I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned to give to the Company or its reinsurer(s) any such information, including information concerning every condition for which each has been under observation or treatment, including information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment.

     I acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains a notice concerning the Medical Information Bureau.

     A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the Proposed Insured(s) signature.

 ____________________________________   ________________________________________
 Signature of Life 1                     Signature of Life 2 (survivorship only)


 _____________________, _______          __________________________, __________
 Date                                    Date

 -------------------------------------------------------------------------------

             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT

                             PLEASE READ CAREFULLY

 .  This Receipt and Conditional Temporary Insurance Agreement is governed by
   Agreement B of the application bearing the same number as this receipt.
 . There is a total temporary insurance coverage limit of $250,000 (individual) or $1,000,000 (survivorship) on all applications pending on each person proposed for insurance with John Hancock Variable Life Insurance Company, regardless of the number of applications, and the face amounts of the policies applied for.

    Life 1_________________________________  Application Number_________________

    Life 2 (if survivorship)______________   Total Sum Insured at Issue $ ______

    Plan__________________________________   Date_______________________________

    Received from _______________ the sum of $____ paid with application to the Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.
       Please make all premium checks payable to the company under which your application is being made (John Hancock Variable Life), at
       John Hancock Place, Boston, MA. Do not make check payable to the agent or leave the payee blank.
--------------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage. 1)The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and
3) The following questions are answered "NO."

a. Within the past 7 years, has any person proposed for insurance consulted a physician for, been diagnosed with, or had treatment for heart disease, stroke, or cancer?_______

b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)?_______

c. Within the past 7 years, has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance?_______

   d. Within the past 7 years, has any person had a driving license suspended or revoked?_______

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for in the application; and 2) $250,000 if individual life insurance or $1,000,000 if survivorship life insurance. However, the amount of coverage will never exceed $250,000 (individual) or $1,000,000 (survivorship) less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Variable Life Insurance Company in connection with any insurance application pending on the Proposed Insured(s) as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured'(s) death(s) results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury while sane, or self-inflicted injury while insane.

                            (continued on reverse)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Receipt and Conditional Temporary Insurance Agreement (continued)

Fraud Warning. Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement may be guilty of insurance fraud.

Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:

  1) The commencement of coverage under the policy issued on the basis of the application.
  2) The date the Applicant refuses to accept the policy as offered for delivery.
  3) The date the application is declined or deemed declined (Policy is deemed declined if not approved within 60 days of the latest Completion Date.). Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Policy. Coverage under any policy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

  1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and
  2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

____________________________________
LIFE 1                      DATE
                                       -----------------------------------------
                                          Not valid unless advance payment has
____________________________________      been made, the application is
LIFE 2 (IF SURVIVORSHIP)   DATE           complete, and the questions on the
                                          front are all answered "No."
                                          Confirm the coverage provided by this
                                          Agreement with your agent.
____________________________________   -----------------------------------------
PRODUCER                    DATE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   (To be used in event of refund of payment)

   Received from the Company, Boston, Massachusetts, the sum of $___________. The amount mentioned in the receipt on the reverse side hereof.

    Date________________________, __________  __________________________________

--------------------------------------------------------------------------------

    REQUEST FOR AUTOMATIC DEDUCTION BILLING: PLEASE SEND COPY TO M SERVICE

Please make sure that the Automatic Deduction Authorization on Page 9 is completed and signed.

Name of Insured ______________________      Policy Number ______________________

Please attach either 1) a copy of the Payor's check for the initial premium; or
    2) a copy of a cancelled check. (Note: Do not send voided check until policy is issued.)

1.  Complete if payment of initial premium accompanies this form.
    Attached is a check, money order, or other (_______________) in the amount of $_______________

2.  Special Comments/Automatic Deduction Requests:


    Firm ___________________
    Producer _______________                Date __________________________
--------------------------------------------------------------------------------

                     DETACH THIS SECTION AND GIVE TO CLIENT

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               Notice to Each Person Proposed for New or Changed Coverage

     As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to:
           John Hancock
           P.O. Box 111 John Hancock Place
           Underwriting and Issue - Federal Fair Credit Control C-5
           Boston, Massachusetts 02117

For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number.
--------------------------------------------------------------------------------

                     DETACH THIS SECTION AND GIVE TO CLIENT

     Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is:

           Medical Information Bureau
           Post Office Box 105, Essex Station
           Boston, Massachusetts 02112
           Telephone (617) 426-3660

     The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

     Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.

     Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.
--------------------------------------------------------------------------------

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                             M Proprietary Products

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